Exhibit 13.1

Exhibit 13.1

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Barclays PLC, a public limited company incorporated under the laws of England and Wales (“Barclays”), and Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales (“Barclays Bank” and, together with Barclays, the “Companies”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2003 (the “Report”) of the Companies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: March 26, 2004

/s/ Matthew Barrett
Matthew Barrett
Title:	Group Chief Executive

The foregoing certification is being furnished solely pursuant to section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 13.1

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Barclays PLC, a public limited company incorporated under the laws of England and Wales (“Barclays”), and Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales (“Barclays Bank” and, together with Barclays, the “Companies”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2003 (the “Report”) of the Companies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: March 26, 2004

/s/ Naguib Kheraj
Naguib Kheraj
Title:	Group Finance Director

The foregoing certification is being furnished solely pursuant to section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.